UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2016 (June 15, 2016)

SCI ENGINEERED MATERIALS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 0-31641

Ohio	31-1210318
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2839 Charter Street, Columbus, Ohio	43228
(Address of principal executive offices)	(Zip Code)

(614) 486-0261

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other events.

Mr. Daniel Rooney, President, Chief Executive Officer and Chairman of the Board of Directors of SCI Engineered Materials, Inc. was recently interviewed by The Wall Street Transcript. The interview is included with this report and can also be found at the Company’s website – www.sciengineeredmaterials.com/company/SCI_2_TWSTfinal6-15-2016.pdf.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit 99.1      The Wall Street Transcript.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCI ENGINEERED MATERIALS, INC.

Date: June 17, 2016	By	/s/ Gerald S. Blaskie
Gerald S. Blaskie Vice President and Chief Financial Officer